UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

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[  ]  Definitive Proxy Statement
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[  ]  Soliciting Material Pursuant to § 240.14a-11(c) or
      § 240.14a-12
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AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
(Name of Registrant as Specified in Charter)

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4)	Date File

SPECIAL MEETING OF SHAREHOLDERS
HAS BEEN ADJOURNED TO APRIL 7, 2015
American Beacon Funds
American Beacon Select Funds

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for American Beacon Funds and American Beacon Select Funds, which was originally scheduled for March 17, 2015, has been adjourned to April 7, 2015 to allow additional time for shareholder solicitation.  We know that you have voted your proxy and thank you for your vote.
Why is this meeting being adjourned?
To date a majority of shareholders who have voted have approved the proposals in the proxy statement.  These votes have been sufficient to approve the Board election proposal for each Fund.  However, the required vote for the new management agreement proposal is higher, and so we need a greater number of shareholders to vote.   Although a majority of those responding have voted in favor of the new management agreement proposal, we have not yet received enough votes for some Funds to meet the required vote.
What do I need to do?
You do not need to do anything.  According to our records, you have already voted and we appreciate your vote.  Of course, you may change or revoke your proxy card at any time prior to its exercise by giving a later-dated proxy card, by letter, or facsimile revoking your initial proxy or by appearing and voting at the Meeting.
A supplement to the Funds’ Proxy Statement is enclosed with this letter.  This supplement provides updated and expanded information regarding management and investment advisory fees and certain other payments made by each Fund during its most recently completed fiscal year.

THANK YOU FOR YOUR VOTE

If you have any further questions, please contact our Proxy Solicitor, Boston Financial Data Services, toll free at 1-855-648-2883. In addition, all proxy materials are conveniently available online at www.americanbeaconfunds.com/31715shmtg.aspx.  Thank you.

SPECIAL MEETING OF SHAREHOLDERS HAS BEEN
ADJOURNED TO APRIL 7, 2015
American Beacon Funds
American Beacon Select Funds
Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for American Beacon Funds and American Beacon Select Funds, which was originally scheduled for March 17, 2015, has been adjourned to April 7, 2015 to allow additional time for shareholder solicitation.  We have made several attempts to reach shareholders by mail and/or phone in the last several weeks.  However, our records still indicate that we have not received your vote.   Accordingly, we are asking you to please take a moment right now to submit your vote.
Why is this meeting being adjourned?
To date, a majority of shareholders who have voted have approved the proposals in the proxy statement.  These votes have been sufficient to approve the Board election proposal for each Fund.  However, the required vote for the new management agreement proposal is higher, and so we need a greater number of shareholders to vote.  Although a majority of those responding have voted in favor of the new management agreement proposal, we have not yet received enough votes for some Funds to meet the required vote.
A supplement to the Funds’ Proxy Statement is enclosed with this letter.  This supplement provides updated and expanded information regarding management and investment advisory fees and certain other payments made by each Fund during its most recently completed fiscal year.
The Board of Trustees recommends that you vote “FOR” the proposals.
  Your vote is important to us no matter how many shares you own.  Please vote now.

Voting is quick and easy. Please vote now using one of these methods	1.Call 1-855-648-2883 to Speak with a Live Agent and Vote

For you convenience, you may call our toll free number Monday through Friday (9 A.M. to 6 P.M. EST) to speak with a live agent who can assist in registering your vote.

2.Vote By Internet

Please visit the website noted on the enclosed proxy voting card and follow the online instructions.

3.Vote by Mail

Please mail your signed proxy voting card(s) in the postage-paid envelope.

4.Vote by Touch-Tone Phone

Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

PLEASE VOTE YOUR PROXY NOW
If you have already voted, thank you for your response.  If you have any further questions, please contact our Proxy Solicitor, Boston Financial Data Services, toll free at 1-855-648-2883.  In addition, all proxy materials are conveniently available online at the website noted on the enclosed proxy voting card.  We appreciate your immediate attention.  Thank you.

AB-ADJ-UNV 3-15

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
Supplement dated March 17, 2015 to the Proxy Statement dated February 9, 2015
In Appendix E to the Proxy Statement, Part C titled “Investment Advisory Fees and Other Material Payments” is replaced in its entirety with the following updated and expanded information:
C. Management and Investment Advisory Fees and Certain Other Payments
The following are the management fees and other fees (in thousands of dollars) paid to the Manager by each Fund during the Fund’s last fiscal year.
AMERICAN BEACON FUNDS	Management Fee (in 000s)	Management Fee (After Fee Waivers and/or Expense Reimbursement) (in 000s)	Administrative Services (in 000s)	12b-1 Fees* (in 000s)	Service Plan* (in 000s)	Securities Lending (in 000s)
Acadian Emerging Markets Volatility Fund	$9.16	($159.24)	$62.97	$1.59	$0.00	$0.00
AHL Managed Futures Strategy Fund	$5.38	($365.87)	$32.28	$0.38	$0.00	$0.00
Bahl & Gaynor Small Cap Growth Fund	$0.78	($132.12)	$4.70	$0.57	$0.00	$0.00
Balanced Fund	$647.09	$652.51	$1,177.72	$52.13	$0.00	$0.00
Bridgeway Large Cap Value Fund	$379.94	$471.49	$2,367.34	$9.98	$0.00	$0.00
Crescent Short Duration High Income Fund	$4.35	($110.67)	$26.11	$0.31	$0.00	$0.00
Earnest Partners Emerging Markets Equity Fund	$2.45	($180.58)	$16.47	$1.22	$0.00	$0.00
Emerging Markets Fund	$64.12	$22.14	$112.79	$0.59	$0.00	$0.00
Flexible Bond Fund	$144.15	($725.69)	$959.64	$90.49	$0.00	$0.00
Global Evolution Frontier Markets Income Fund	$26.37	($178.74)	$158.62	$0.49	$0.00	$0.00
High Yield Bond Fund	$108.33	$86.09	$365.06	$14.49	$0.00	$0.00
Holland Large Cap Growth Fund	$46.98	$93.04	$283.00	$6.32	$0.00	$0.00
Intermediate Bond Fund	$480.84	$478.06	$202.46	$3.64	$0.03	$0.00
International Equity Fund	$1,139.10	$987.52	$6,130.81	$9.52	$0.00	$178.00
International Equity Index Fund	$0.00	$0.00	$329.51	$0.00	$0.00	$0.00
Large Cap Value Fund	$5,688.98	$5,690.52	$33,073.60	$77.33	$0.00	$0.00
Mid Cap Value Fund	$185.88	$245.85	$820.15	$3.51	$0.00	$2.90
Retirement Income & Appreciation Fund	$169.60	$167.16	$315.15	$17.40	$0.00	$0.00
S&P 500 Index Fund	$0.00	$0.00	$619.22	$0.00	$0.00	$0.00
SGA Global Growth Fund	$2.74	($167.37)	$18.86	$1.67	$0.98	$0.00
Short Term Bond Fund	$309.89	$294.50	$115.28	$6.01	$0.00	$0.00
SiM High Yield Opportunities Fund	$299.02	$271.81	$1,940.07	$227.06	$0.00	$0.00
Small Cap Index Fund	$0.00	$0.00	$104.52	$0.00	$0.00	$0.00
Small Cap Value Fund	$2,736.79	$2,736.29	$15,746.48	$15.82	$0.00	$347.43
Small Cap Value II Fund	$3.79	($66.45)	$22.74	$0.00	$7.92	$0.00
Stephens Mid-Cap Growth Fund	$60.64	$57.63	$414.67	$14.23	$0.00	$11.88
Stephens Small Cap Growth Fund	$350.69	$567.94	$2,243.81	$17.31	$0.00	$152.78
The London Company Income Equity Fund	$93.89	$69.47	$607.64	$66.11	$0.00	$0.00
Treasury Inflation Protected Securities Fund	$116.75	($116.06)	$415.00	$2.50	$0.00	$0.00
Zebra Global Equity Fund	$3.59	($125.52)	$25.93	$7.16	$0.00	$0.00
Zebra Small Cap Equity Fund	$8.53	($91.72)	$55.97	$8.53	$3.35	$0.00
	$13,089.84	$10,471.98	$68,768.57	$656.36	$12.28	$692.99
AMERICAN BEACON SELECT FUNDS	Management Fee (in 000s)	Management Fee (After Fee Waivers and/or Expense Reimbursement) (in 000s)	Administrative Services (in 000s)
Money Market Select Fund	$700.56	$700.56	$77.84
U.S. Government Money Market Select Fund	$365.99	$266.51	$40.67
	$1,066.55	$967.06	$118.51

*Net of payments pursuant to a Fund’s contractual arrangements with financial intermediaries.

If the Management Agreements are approved, the management, administrative and other services provided by American Beacon to each Fund will remain unchanged.

From the commencement of operations on October 1, 2014 through January 31, 2015, the American Beacon Crescent Short Duration High Income Fund paid Crescent Capital Group L.P. investment advisory fees of $46,418.34.

Please keep this supplement for future reference.

AB SUPP 3‐15